UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 11, 2006
Peerless Mfg. Co.
(Exact Name of Registrant as Specified in Its Charter)

Texas	0-5214	75-0724417

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2819 Walnut Hill Lane
Dallas, Texas	75229

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (214) 357-6181
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.
     On May 11, 2006, Peerless Mfg. Co. issued a press release announcing its financial results for the third quarter and the nine months ended March 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01 Financial Statements and Exhibits.
     (c) Exhibits

Exhibit No.	Description

99.1	Peerless Mfg. Co. press release dated May 11, 2006 announcing its financial results for the third quarter and the nine months ended March 31, 2006 (furnished pursuant to Item 2.02 of Form 8-K).
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Peerless Mfg. Co.
Date: May 15, 2006	By:	/s/ Henry G. Schopfer, III
Henry G. Schopfer, III
Chief Financial Officer